UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2007

YP CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-24217	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 East Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of Principal Executive Offices)	(Zip code)

(480) 654-9646
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2007, YP Corp. (the "Company"), LD Acquisition Co. (the “Merger Sub”), a wholly-owned subsidiary of the Company, LiveDeal, Inc. ("LiveDeal"), Rajesh Navar and Arati Navar, as Trustees of the Rajesh & Arati Navar Living Trust (the “Principal Shareholder”), and Rajesh Navar (the “Shareholders’ Representative”) entered into an Agreement and Plan of Merger (the "Merger Agreement”). A copy of the press release issued by the Company announcing the execution and consummation of the Merger Agreement is filed as Exhibit 99.1 hereto.

The Merger Agreement

At the effective time (the "Effective Time"), the Merger Sub was merged with and into LiveDeal and LiveDeal remained the surviving corporation (the "Merger"). As a result of the Merger, all shares of LiveDeal Common Stock, Series A Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, and Series B Preferred Stock (the "LiveDeal Stock") were converted into the right to receive 14,504,808 shares of Common Stock, par value $0.001, of the Company (the "Company Stock"). In addition, at the Effective Time, all outstanding LiveDeal options and warrants were converted into options to purchase a total of 230,819 shares of Company Stock and warrants to acquire a total of 728 shares of Company Stock on the same terms and conditions that are applicable to such LiveDeal options and warrants, except that (i) each LiveDeal option and warrant will be exercisable (or will become exercisable in accordance with its terms) for that number of shares of Company Stock equal to the product of the number of shares of LiveDeal Stock that were issuable upon exercise of such LiveDeal option or warrant immediately prior to the Effective Time multiplied by .072842, and (ii) the per share exercise price for the shares of Company Stock issuable upon exercise of such assumed LiveDeal option and warrant will be equal to the quotient determined by dividing the exercise price per share of LiveDeal Stock of such LiveDeal option and warrant by .072842; provided, however, that in the case of any LiveDeal option or warrant to which Section 421 of the Internal Revenue Code (the “Code”) applied by reason of its qualification under Section 422 of the Code, the option or warrant price, the number of shares subject to such option or warrant, and the terms and conditions of exercise of such option or warrant shall be determined in a manner consistent with the requirements of Section 424(a) of the Code. Finally, the Company agreed to issue an additional 1,463,706 shares of Company Stock in exchange for the cancellation of $1,021,666 of LiveDeal debt. Immediately following the Merger, LiveDeal will be a wholly-owned subsidiary of the Company.

The Merger Agreement contains customary representations and warranties of the parties, all of which survive for one year from the Effective Time. The representations, warranties, covenants and other agreements are qualified by information contained in confidential disclosure schedules that the Company received in connection with the execution of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties, covenants and other agreements set forth in the Merger Agreement. Although certain of the information contained in the disclosure schedules may be non-public, the Company does not believe that this information is required to be publicly-disclosed under the Federal securities laws. Moreover, certain of these representations, warranties, covenants and other agreements may not be accurate or complete as of a specific date because they are subject to a contractual standard of materiality that may be different from the standard generally applied under the Federal securities laws or were used for the purpose of allocating risk between the Company and LiveDeal’s shareholders rather than establishing matters as facts. Finally, information concerning the subject matter of these representations, warranties, covenants and other agreements may have changed since the date of the Merger Agreement, which may or may not be fully-reflected in the Company’s public disclosures. Accordingly, you should not rely on these representations, warranties, covenants and other agreements as statements of fact.

The Merger Agreement further provides that the LiveDeal shareholders will severally, and not jointly, in accordance with their respective pro rata share of the shares of Common Stock issued in connection with the Merger, indemnify and hold harmless the Company, Merger Sub, and their respective directors, officers, employees and agents (each of the foregoing, an “Indemnified Person”) from and against all proceedings, judgments, decrees, demands, claims, actions, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs incurred by the Company, Merger Sub or their respective directors, officers, employees or agents resulting from (i) a breach by LiveDeal or the Principal Shareholder of any representation or warranty set forth in Article 3 of the Merger Agreement or the exhibits or schedules thereto; (ii) a breach of any covenant or agreement of LiveDeal or Principal Shareholder contained in the Merger Agreement; (iii) any claim or cost incurred relating to the indemnification of current or former directors or officers of LiveDeal; or (iv) any claim related to dissenting shares, dissenting LiveDeal shareholders or compliance or failure to comply with applicable California Law relating to dissenters’ rights or appraisal rights in excess of $500,000. Except for remedies that cannot be waived as a matter of law or statute, claims of fraud or willful misconduct and injunctive and provisional relief, the remedies provided relating to indemnification in the Merger Agreement are the exclusive remedies available to the Company and the other Indemnified Persons. For matters arising under the Merger Agreement’s indemnity obligations, the liability of a LiveDeal shareholder will be limited in the aggregate to such LiveDeal shareholder’s pro rata portion of the 20% of the Company Stock issued in the Merger and held in escrow.

In addition, for a period of two years from the Effective Time, if the Company determines to register any of its equity securities under the Securities Act of 1933, as amended (the “Securities Act”), other than on Form S-4 or Form S-8 or their then equivalents, then the Company will send to the LiveDeal shareholders written notice of such determination and, if within 20 days after receipt of such notice, a LiveDeal shareholder requests in writing, the Company will include in such registration statement all or any part of the shares of Common Stock issued in connection with the Merger or the shares issuable in connection with the Merger’s qualification as a tax free reorganization owned by such LiveDeal shareholder that such LiveDeal shareholder requests to be registered. However, in the event that the managing underwriter for said offering advises the Company that market factors require limitation of the number of shares to be underwritten, then the Company shall so advise all LiveDeal shareholders requesting registration and the number of shares that may be included in the registration and underwriting will be allocated pro rata among such the LiveDeal shareholders requesting registration and other parties selling shares thereunder.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Escrow Agreement

To secure the indemnification obligations of LiveDeal’s shareholders under the terms and conditions of the Merger Agreement, 20% of the combined total of the Company Stock issued in the Merger will be deposited by the Company and held in escrow. The escrowed shares will be held and released in accordance with the terms and conditions of the Escrow Agreement entered into at the closing between the Company, the Shareholders’ Representative, and the Escrow Agent, Thomas Title & Escrow, LLC.

The foregoing description of the Escrow Agreement is not complete and is qualified in its entirety by reference to the Escrow Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The applicable information contained in Item 1.01 of this Form 8−K is incorporated by reference in response to this Item 2.01.

On June 6, 2007, the Company completed the acquisition of LiveDeal pursuant to the Merger Agreement described in Item 1.01 above.

Any financial statements and pro forma financial information that may be required to be filed as exhibits to this Form 8−K will be filed by amendment to this Form 8−K as soon as practicable, but in any event not later than 71 calendar days after the date that this Form 8−K must be filed with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information contained in Item 1.01 of this Form 8−K is incorporated by reference in response to this Item 3.02.

The offer and issuance of securities in connection with the Merger were effected without registration under the Securities Act, in reliance upon the exemption provided by Rule 506 and/or Section 4(2) of the Securities Act. The Company believes that such offers and sales were exempt from registration under Section 4(2) of the Securities Act and/or Rule 506 thereunder because the subject securities were offered to a limited group of persons, each of whom was believed to (i) be either an accredited investor or possessed the requisite level of sophistication at the time of the offer, and (ii) have been purchasing the securities for investment without a view to resale or further distribution. The LiveDeal shareholders acknowledged that they may not transfer the shares unless the shares are registered under federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available. Restrictive legends reaffirming the foregoing were placed on certificates evidencing the securities. The Company believes that no form of general solicitation or general advertising was made in connection with the offer or issuance of these securities. The filing of this report shall not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
Effective June 6, 2007, the Company appointed Rajesh Navar, 39, President of the Company. Mr. Navar brings to the Company over 16 years of experience in building high technology and Internet companies. As an original member of the engineering and management teams at eBay and other Internet companies, Mr. Navar is one of the pioneers in e-commerce. Prior to founding LiveDeal, Mr. Navar joined eBay in 1998, a start-up at that time, as a senior member of the engineering team. Mr. Navar founded and built eBay’s search technology, helping build eBay into one of the world’s most successful and profitable e-commerce companies. In September 2005, Mr. Navar was honored among Silicon Valley Business Journal’s chronicle of “40 under 40” people to watch.

Mr. Navar holds a Master’s in Business Management (Sloan Fellow) from Stanford University’s Graduate School of Business, a M.S. in Electrical Engineering from Iowa State University and a Bachelor of Engineering in Electronics Engineering from Bangalore University in Bangalore, India.

In connection with the Merger Agreement described above in Item 1.01, the Company entered into a three-year employment agreement with Mr. Navar. The agreement provides for a base salary of $300,000 per year plus participation in the Company’s health, disability and dental benefits, insurance programs, pension and retirement plans, and all other employee benefit and compensation arrangements available to other senior officers of the Company. Commencing in the second year, Mr. Navar’s annual salary will be increased on an annual basis at a rate of at least 10% of the preceding year’s annual salary. The Company will also reimburse Mr. Navar for all business expenses incurred by him in connection with his employment with the Company.

The agreement also provides that, if Mr. Navar’s employment is terminated as a result of his death, disability, for Cause (as defined in the agreement), the agreement otherwise expires, or for any reason other than Good Reason (as defined in the agreement), Mr. Navar or his estate, conservator or designated beneficiary, as the case may be, will be entitled to payment of any earned but unpaid annual salary for the year in which Mr. Navar’s employment is terminated through the date of termination, as well as any accrued but unused vacation, reimbursement of expenses, and vested benefits to which Mr. Navar is entitled in accordance with the terms of each applicable benefit plan. In the event Mr. Navar’s employment is terminated for any other reason or if Mr. Navar terminates his own employment for Good Reason on or before the expiration of the Agreement, and provided that Mr. Navar executes a valid release of any and all claims that Mr. Navar may have relating to his employment against the Company, Mr. Navar will be entitled to receive any earned but unpaid annual salary for the year, any accrued but unused vacation, reimbursement of expenses and vested benefits to which Mr. Navar is entitled in accordance with the terms of each applicable benefit plan, plus a lump sum amount equal to three months of annual salary that Mr. Navar would receive under the agreement if his employment with the Company had not been terminated.

In addition, in the event Mr. Navar’s employment is terminated as a result of his death, Mr. Navar’s estate, conservator or designated beneficiary, as the case may be, will be entitled to receive, in addition to Mr. Navar’s accrued salary and benefits through the date of death, a lump sum payment equivalent to three months of Mr. Navar’s annual salary in effect at the time of death.

On June 6, 2007, the Company also entered into a Noncompetition, Nondisclosure, and Nonsolicitation Agreement with Mr. Navar, which provides that Mr. Navar will not: (i) disclose the Company’s confidential information; (ii) compete with the Company until the third anniversary of the agreement or for one year after his employment or service to the Company is terminated (unless he is terminated for Cause or Good Reason), whichever is longer; (iii) solicit employees of the Company until the second anniversary of the agreement or for one year after his employment or service to the Company is terminated, whichever is longer; and (iv) solicit clients of the Company until the third anniversary of the agreement or for one year after his employment or service to the Company is terminated (unless he is terminated for Cause or Good Reason), whichever is longer.

The foregoing descriptions of the employment agreement and the Noncompetition, Nondisclosure, and Nonsolicitation Agreement are not complete and are qualified in their entirety by reference to the agreements, copies of which are attached hereto as Exhibit 10.2 and 10.3, respectively, and are incorporated herein by reference.

(d)
On June 6, 2007, the Company’s Board of Directors (the “Board”) increased the size of the Board to seven and appointed Rajesh Navar and John Clay Evans to fill the newly created vacancies. Neither Mr. Navar nor Mr. Evans will serve on a committee of the Board at this time.

Upon appointment to the Board, Mr. Evans, a non-employee director, was awarded 100,000 shares of restricted common stock of the Company issued under the Company’s 2003 Stock Plan and pursuant to the terms and conditions contained therein and set forth under the Company’s standard form of Restricted Stock Agreement for officers and directors. Mr. Navar, the President of the Company, will not receive any additional compensation for his service on the Board.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Any financial statements that may be required to be filed as an exhibit to this Form 8−K will be filed by amendment to this Form 8−K as soon as practicable, but not later than 71 calendar days after the date that this Form 8−K must be filed with the SEC.

(b) Pro forma financial information.

Any pro forma financial information that may be required to be filed as an exhibit to this Form 8−K will be filed by amendment to this Form 8−K as soon as practicable, but not later than 71 calendar days after the date that this Form 8−K must be filed with the SEC.

(d) Exhibits.

The following exhibits are filed herewith:
Exhibit No.	Description
2.1
Agreement and Plan of Merger dated June 6, 2007, by and among YP Corp., LD Acquisition Co., LiveDeal, Inc., Rajesh Navar and Arati Navar, as Trustees of the Rajesh & Arati Navar Living Trust, and Rajesh Navar.

10.1	Escrow Agreement dated June 6, 2007, by and among YP Corp., the Shareholders’ Representative, and Thomas Title & Escrow, LLC.
10.2	Employment Agreement dated June 6, 2007, by and between YPCorp. and Rajesh Navar.
10.3	Noncompetition, Nondisclosure, and Nonsolicitation Agreement dated June 6, 2007, by and between YPCorp. and Rajesh Navar.
99.1	Press Release of YP Corp. issued on June 6, 2007, regarding the acquisition of LiveDeal, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YP CORP.

Date: June 6, 2007	/s/ Gary L. Perschbacher
Gary L. Perschbacher
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated June 6, 2007, by and among YP Corp., LD Acquisition Co., LiveDeal, Inc., Rajesh Navar and Arati Navar, as Trustees of the Rajesh & Arati Navar Living Trust, and Rajesh Navar.

10.1	Escrow Agreement dated June 6, 2007, by and among YP Corp., the Shareholders’ Representative, and Thomas Title & Escrow, LLC.
10.2	Employment Agreement dated June 6, 2007, by and between YPCorp. and Rajesh Navar.
10.3	Noncompetition, Nondisclosure, and Nonsolicitation Agreement dated June 6, 2007, by and between YPCorp. and Rajesh Navar.
99.1	Press Release of YP Corp. issued on June 6, 2007, regarding the acquisition of LiveDeal, Inc.